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                                                                   EXHIBIT 10.13

                                    IDEALAB!

                        FIRST AMENDMENT TO LEASE ABSTRACT
                            FOR 2ND, 3RD & 8TH FLOORS
                             74 N. PASADENA AVENUE

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AMENDMENT DATE                       August 18, 1999

PREMISES                             Entire 2nd, 3rd and 8th Floors, approx.
(ARTICLE 1)                          29,064 rentable square feet each, totaling
                                     87,192 rentable square feet.

POSSESSION                           2nd & 3rd floors - September 7, 1999

FIXTURIZATION PERIOD                 2nd & 3rd floors - 60 days from
(ARTICLE 1)                          possession, extended on a day for day basis
                                     due to delays caused by Lessor or Force
                                     Majeure.

TERM                                 8th floor - 64 months and 1 week
(ARTICLE 1)                          2nd & 3rd floors - 59 months and 3 weeks

COMMENCEMENT                         8th Floor - June 24, 1999
(ARTICLE 1)                          2nd & 3rd Floors - November 7, 1999

LEASE EXPIRATION                     October 31, 2004
(ARTICLE 1)

BASE RENTAL RATE                     8th floor - 6/24/99 to 12/31/99 $1.50 per
(ARTICLE 1)                          rentable square foot, full service gross
                                     ($43,596.00 per month)

                                     1/1/01 to 10/31/04 $1.83* per rentable
                                     square foot, full service gross ($53,187.12 per month).

                                     *THE RENT FOR THE 8TH FLOOR, COMMENCING
                                     1/1/01, WAS REDUCED FROM $1.87 TO $1.83.

                                     2nd & 3rd floors - 11/7/99 to 10/31/04
                                     $1.78 per rentable square foot, full
                                     service gross ($103,467.84 per month).

                                     TOTAL MONTHLY RENT - FLOORS 2, 3 & 8:
                                     11/7/99 TO 12/31/99 = $147,063.84.
                                     1/1/00 TO 10/31/04 = $156,654.96.

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                                             IDEALAB!
                                 FIRST AMENDMENT TO LEASE ABSTRACT
                                     FOR 2ND, 3RD & 8TH FLOORS
                                      74 N. PASADENA AVENUE

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PARKING                              Additional spaces for 2nd & 3rd floors:
(ARTICLE 1)                          7 per 1000 square feet (407 spaces):
                                     -  10 spaces, designated @ $65 per
                                        space, per month for entire term.
                                     -  397 spaces, non-designated @ $55 per
                                        space, per month for entire term.

                                     Total spaces for floors 2, 3 & 8, as of
                                     11/7/99 to 10/31/04
                                     73 designated.
                                     595 non-designated
                                     ---
                                     668 Total

PARKING RENT                         6/24/99-11/6/99 - $14,955 per month for
(ARTICLE 1)                          designated and non-designated.
                                     11/7/99-10/31/04 - $32,725 per month for
                                     designated and non-designated.

OPERATING EXPENSES                   Base Year 2000

TENANT'S PROPORTIONATE
SHARE (ARTICLE 1)                    34.06%

SECURITY DEPOSIT                     8th floor - $138,670.00, 5%, non-
(ARTICLE 1)                          compounded, interest will be paid annually,
                                     commencing 7/7/01, payable on or before
                                     12/1/02 and December 1st of each year
                                     thereafter.

                                     2nd & 3rd floors - $123,626.00
                                     (one month's rent), 5% non-compounded
                                     interest will be paid on or before 12/1/00, and December 1st of each year thereafter.

                                     LETTER OF CREDIT - $251,906.00 (two month's rent). Provided there are no uncured defaults, Letter of Credit to be reduced by $125,953.00 as of 11/1/00 and is terminated as of 11/1/01 provided there are no uncured defaults.

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                                    IDEALAB!
                        FIRST AMENDMENT TO LEASE ABSTRACT
                            FOR 2ND, 3RD & 8TH FLOORS
                             74 N. PASADENA AVENUE

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TENANT IMPROVEMENTS                  "As-is". (Tenant received a $13.30 per
(PARAGRAPH 3, PAGE 3 OF THE          rentable square foot credit for the 2nd &
FIRST AMENDMENT)                     3rd floor, and a $10 per rentable square
                                     foot credit for the 8th floor. Tenant must spend a minimum of $290,640.00 ($10 per rentable square foot) on the 8th floor and a total of $871,920.00 ($15 per rentable square foot) on the 2nd & 3rd floors, in order to maintain the reduced rate.

ASSIGNMENT/SUBLETTING                Tenant has right to sublease; also
(PARAGRAPH 14 OF THE LEASE,          Affiliated Company Exception (Paragraph
PAGE 15)                             14.6 page 17).

EXPANSION OPTIONS                    "First Option Space": Tenant has the right
(PARAGRAPH 6, PAGE 4 OF              to lease 2 additional floors or any
THE FIRST AMENDMENT)                 portion thereof, as these floors become
                                     available. Landlord shall deliver to Tenant the Offer Notice describing the available space and its availability. Tenant must provide Landlord with written notice within 20 business days, after Offer Notice, but, not earlier than 9 months before Landlord expects applicable space to be available, accepting or rejecting the Offer Notice.
                                     Failure by Tenant to deliver notice within said period shall be deemed a rejection of the First Option Space and Tenant shall have no further rights to such space. If
                                     Tenant exercises its option, the term shall be co-terminus with the remaining term of the Lease. Base rent, tenant improvements and the base year shall be determined in accordance with Section 5.1.4.2 (market evaluation, arbitration, etc.) of the
                                     Lease. The period to agree on terms shall be reduced to 15 business days.

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                                    IDEALAB!
                        FIRST AMENDMENT TO LEASE ABSTRACT
                            FOR 2ND, 3RD & 8TH FLOORS
                             74 N. PASADENA AVENUE

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                                     "Second Option Space": Provided Tenant has
                                     exercised its First Option, Tenant shall have a Second Option on the remaining floors of the Building. All of the terms and conditions of the First Option Space and Offer Notice shall apply to the Second Option. If Lessor requires an extension of the Lease Term, the extended term shall be for no more than 3 years, depending on the term remaining on Tenant's existing Lease, and the Base Rent shall be determined in accordance with Section 5.1.4.2 (market evaluation, arbitration, etc.) of the Lease. If the Second Option Space is exercised during Tenant's option period, then Tenant shall be granted one additional five year option, to be exercised by Tenant in writing, at least one year from the expiration of the remaining lease term. The base rent and other terms shall be in accordance in Section 5.1.4.2 of the Lease.

                                     If Tenant does not exercise its option for the Second Option Space, its rights with respect to the Second Option Space shall become subordinate to the rights granted to other tenant(s) who lease new space and/or expand their premises at the East Annex or the West Annex of the Parsons Campus after Tenant's rejection of the Second Option Space.

                                     The above expansion options are subject to existing leases, including options existing at the time of the execution of the First Amendment.


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                                    IDEALAB!
                        FIRST AMENDMENT TO LEASE ABSTRACT
                            FOR 2ND, 3RD & 8TH FLOORS
                             74 N. PASADENA AVENUE

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BELOW IS A STACKING PLAN FOR THE WEST ANNEX.

TENANT     FLOOR       RENTABLE    TERMINATION     OPTIONS
                        SQ. FT.       DATE

Kaiser     Basement     17,420       07/31/03      2 @ 1 Yr
Kaiser       1st        29,064       10/31/01      1 @ 5 Yrs
Kaiser       4th        29,064       09/30/03      2 @ 1 Yr
Kaiser       7th        29,064       10/30/03      2 @ 1 Yr
Arco      5th & 6th     58,128       09/14/03        None

RENEWAL OPTIONS                      One five year option, at fair market in
(PARAGRAPH 4, PAGE 4 OF THE          accordance with Paragraph 5.1.4.2 of the
FIRST AMENDMENT)                     Lease. Must be exercised by 10/31/03 (one
                                     year in advance).

                                     Pursuant to Tenant's Second Option Space expansion rights, Tenant shall have an additional five year renewal option if Second Option Space expansion has been exercised during Tenant's first five year option (see Article 6.2.2 of the First Amendment to Lease and Article 29.19.5 of the Lease Agreement).

FEMA RELOCATION                      Tenant shall reimburse Landlord for actual
(PARAGRAPH 7, PAGE                   costs incurred by the Federal Emergency
6 OF THE FIRST AMENDMENT)            Management Authority in its relocation from
                                     the 2nd floor of the West Annex to the East
                                     Annex. Such reimbursement shall not exceed
                                     $50,000 and shall be based on actual costs verified by copies of invoices. Payment must be made, to Landlord, within 20 days of receipt of invoices.


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                                    IDEALAB!
                        FIRST AMENDMENT TO LEASE ABSTRACT
                            FOR 2ND, 3RD & 8TH FLOORS
                             74 N. PASADENA AVENUE

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AFTER-HOURS HVAC                     After-hours HVAC - Exhibit "E" modified
PARAGRAPH 10, PAGE 7 OF              as follows:
THE FIRST AMENDMENT)

                                     HOURLY RATES

                                     1 FLOOR           2 FLOORS         3 FLOORS
                                     -------           --------         --------

Less than 2 hours in
A 24-Hour Period                       $30               $56              $84

2-3 Hours in a
24-Hour Period                         $25               $46              $69

3 or More Hours in
a 24-Hour Period                       $23               $42              $63



BUILDING SIGNAGE                     Tenant has the right, at its sole cost and
(PARAGRAPH 8, PAGE 6 OF              expense, to install a second monument sign
THE FIRST AMENDMENT)                 at the Union Street entrance to the
                                     building.

                                     At the time Tenant has under lease,
                                     sublease or assignment, or any combination thereof, 4 full floors of the West Annex, provided Tenant has committed in writing for a 5th floor when available, then Tenant shall have the right at its sole cost and expense, to top of the building signage, facing Union Street, such signage to be consistent with the size of Parson's signage.


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